UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2010

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) On June 21, 2010, Aubrey Harper resigned his position of Vice President of Eastern Washakie Midstream, LLC. At the time of the resignation there was no disagreement between Mr. Harper and Double Eagle Petroleum Co. ("the Company") on any matter relating to the Company’s operations, policies or practices and the resignation was for personal reasons. The employment agreement between Mr. Harper and the Company is terminated effective June 21, 2010 with his resignation. Mr. Harper will remain with the Company for a limited time period to assist with the transition of responsibilities.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Not applicable.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

June 24, 2010	By:	/s/ Kurtis Hooley

Name: Kurtis Hooley
Title: Chief Financial Officer